                                                                   Exhibit 23.06




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Building One Services Corporation our report dated January 30, 1998, relating to the financial statements of Wilson Electric Company, Inc., which appears in Building One Services Corporation's Prospectus Supplement dated May 17, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                              /s/ Barry & Moore, P.C.
                                              ----------------------------------




June 25, 1999